UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 10, 2005

Medicsight, Inc

(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

46 Berkeley Square, London, United Kingdom		W1J 5AT
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   011-44-20-7598-4070

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.                      Unregistered Sales of Equity Securities.

On June 10, 2005 the Company completed a sale of 250,000 shares of its common stock at $4.00 per share as part of a private placement pursuant to an exemption from registration under Regulation S promulgated under the Securities Act of 1933.  This raised $900,000 (net of commissions and expenses), which will be used to fund ongoing operations and the acquisition of property and equipment at its majority-owned subsidiary, Medicsight PLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDICSIGHT, INC.
By:	/s/ Paul Gothard
Paul Gothard
Chief Financial Officer

Date:  June 14, 2005